Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information presents the unaudited pro forma condensed combined balance sheets and statement of operations based upon the combined historical financial statements of Helix TCS, Inc. (the “Company” or “Helix”), and Security Grade Protective Services, Ltd. (“Security Grade”) after giving effect to the business combination between Helix and Security Grade and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined balance sheets of Security Grade and the Company, as of March 31, 2017, has been prepared to reflect the effects of the Security Grade acquisition as if it occurred on January 1, 2016. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017 combine the historical results and operations of Security Grade and the Company giving effect to the transaction as if it occurred on January 1, 2016.

The unaudited pro forma condensed combined financial information should be read in conjunction with the audited and unaudited historical financial statements of each of Helix and Security Grade and the notes thereto.  Additional information about the basis of presentation of this information is provided in Note 2 hereto.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X.  The unaudited pro forma adjustments reflecting the transaction have been prepared in accordance with business combination accounting guidance as provided in Accounting Standards Codification 805, and reflect the preliminary allocation of the purchase price to the acquired assets and liabilities based upon the preliminary estimate of fair values, using the assumptions set forth in the notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company.  In connection with the pro forma financial information, the Company allocated the purchase price using its best estimates of fair value.  Accordingly, the pro forma acquisition price adjustments are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed.  The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the transaction or any integration costs.  Furthermore, the unaudited pro forma condensed combined statements of operations do not include certain nonrecurring charges and the related tax effects which result directly from the transaction as described in the notes to the unaudited pro forma condensed combined financial information.

HELIX TCS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF MARCH 31, 2017

(UNAUDITED)

	Helix	Security Grade	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash	$84,247	$78,611	$717,500	(a)	$880,358
Accounts receivable, net	273,558	64,942	-		338,500
Costs & Earnings in Excess of Billings	-	30,000	-		30,000
Total current assets	357,805	173,553	717,500		1,248,858

Property and equipment, net	69,067	30,281	-		99,348
Intangible assets, net	266,323	-	2,391,559	(b)	2,657,882
Goodwill	-	-	664,329	(c)	664,329
Deposits	20,735	3,740	-		24,475
Total assets	$713,930	$207,574	$3,773,388		$4,694,892

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued liabilities	$131,275	$15,732	$-		$147,007
Payroll liabilities	-	20,817	-		20,817
Billings in Excess of Costs	-	100,149	-		100,149
Advances from related party	81,500	-	-		81,500
Deferred rent	5,127	8,182	-		13,309
Convertible note payable, net of discount	564,286	-	(500,000)	(d)	64,286
Convertible note payable - related party	286,985	-	-		286,985
Promissory notes	255,000	18,414	(255,000)	(e)	18,414
Obligation pursuant to acquisition	157,258	-	1,300,373	(f)	1,457,631
Sales Tax Payable	-	37,949	-		37,949
Total current liabilities	1,481,431	201,243	545,373		2,228,047
Convertible notes payable, net of current portion	-	-	-		-
Total long-term liabilities	-	-	-		-

Total liabilities	1,481,431	201,243	545,373		2,228,047

Shareholders’ equity (deficit):
Preferred stock (Class A), $0.001 par value, 20,000,000 shares authorized; 1,000,000 issued and outstanding as of March 31, 2017	1,000	-	-		1,000
Series B convertible preferred stock, $0.001 par value, 9,000,000 shares authorized; 7,318,084 shares issued and outstanding as of March 31, 2017	-	-	7,318	(g)	7,318
Common stock; par value $0.001; 200,000,000 shares authorized; 28,948,265 shares issued and outstanding as of March 31, 2017	28,533	-	415	(h)	28,948
Additional paid-in capital	12,246,357	-	5,505,939	(h)	17,752,296
Accumulated deficit	(13,043,391)	19,684	(2,299,010)	(i)	(15,322,717)
Shareholder Draws	-	(13,353)	13,353	(j)	-
Total shareholders’ equity (deficit)	(767,501)	6,331	3,228,015		2,466,845
Total liabilities and shareholders’ (deficit) equity	$713,930	$207,574	$3,773,388		$4,694,892

See accompanying notes to the unaudited pro forma condensed combined financial statements

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HELIX TCS, INC.

PROFORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE QUARTER ENDED MARCH 31, 2017

(UNAUDITED)

	Helix	Security Grade	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenue	$691,737	$421,494	$-		$1,113,231
Cost of revenue	610,203	172,240	-		782,443
Gross margin	81,534	249,254	-		330,788

Operating expenses:
General and administrative	$177,981	$56,267	$-		$234,248
Salaries and wages	161,732	119,720	-		281,452
Professional and legal fees	128,709	-	-		128,709
Depreciation and amortization	21,627	-	158,604	(k)	180,231
Total operating expenses	490,049	175,987	158,604		824,640

Loss from operations	(408,515)	73,267	(158,604)		(493,852)

Other income (expense):
Change in fair value of convertible note - related party	$(12,411)	$-	$-		$(12,411)
Interest expense	(435,349)	-	-		(435,349)
Loss on extinguishment of debt	(4,611,395)	-	-		(4,611,395)
Loss on sale of vehicles	-	(7,485)	-		(7,485)
Other income (expense), net	(5,059,155)	(7,485)	-		(5,066,640)

Net income (loss) attributable to common shareholders	$(5,467,670)	$65,782	$(158,604)		$(5,560,492)

Net loss per common share - basic and diluted	$(0.19)	$-	$-		$(0.19)

Weighted average common shares outstanding - basic and diluted	28,533,411	-	-		28,533,411

See accompanying notes to the unaudited pro forma condensed combined financial statements

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HELIX TCS, INC.

PROFORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(UNAUDITED)

	Helix	Security Grade	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenue	$2,121,600	$1,317,470	$-		$3,439,070
Cost of revenue	1,835,156	675,406	-		2,510,562
Gross margin	286,444	642,064	-		928,508

Operating expenses:
General and administrative	$530,580	$286,469	$-		$817,049
Salaries and wages	466,411	359,671	-		826,082
Professional and legal fees	1,811,642	-	-		1,811,642
Depreciation and amortization	60,489	3,034	634,416	(k)	697,939
Total operating expenses	2,869,122	649,174	634,416		4,152,712

Loss from operations	(2,582,678)	(7,110)	(634,416)		(3,224,204)

Other income (expense):
Other income	$-	$1	$-		$1
Change in fair value of convertible note - related party	(124,574)	-	-		(124,574)
Interest expense	(28,682)	-	-		(28,682)
Loss on fair value of liability of shares to be issued	(415,366)	-	-		(415,366)
Loss on induced conversion of convertible notes	(2,830,143)	-	(1,503,876)	(d)	(4,334,019)
Loss on impairment of intangibles	(1,278,323)	-	-		(1,278,323)
Other income (expense), net	(4,677,088)	1	(1,503,876)		(6,180,963)

Net loss	(7,259,766)	(7,109)	(2,138,292)		(9,405,167)

Convertible preferred stock beneficial conversion feature accreted as a deemed dividend	-	-	(3,155,887)	(l)	(3,155,887)

Net income (loss) attributable to common shareholders	$(7,259,766)	$(7,109)	$(5,294,178)		$(12,561,054)

Net loss per common share - basic and diluted	$(0.27)	$-	$-		$(0.47)

Weighted average common shares outstanding - basic and diluted	26,723,656	-	-		26,723,656

See accompanying notes to the unaudited pro forma condensed combined financial statements

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Description of Transaction

On June 2, 2017 (the “Closing”), the Company entered into a Membership Interest Purchase Agreement (the “Agreement”) in which the Company purchased all issued and outstanding Units of Security Grade Protective Services, Ltd. (“Security Grade”), which comprised of 800,000 Class A Units and 200,000 Class B Units. At closing, the Company delivered $800,000 in cash and 207,427 non-qualified stock options (the “Initial Stock Options”). Furthermore, provided that, within the first 60 days following the closing, no material customer identified in the Agreement terminates its contractual relationship with the Company and that all contracts with such material customers are in full force and effect without default or cancellation as of the 60th day following the closing, on the 61st day following the closing, the Company shall issue 207,427 additional stock options (the “Additional Stock Options”). In the event of termination, cancellation or default of any contract with one or more material customer identified in the Agreement within the first 60 days following the closing, the stock options received by the acquiree shall be reduced and/or forfeited to the extent necessary (pro rata based upon their ownership interest in the Company immediately preceding the closing) by a percentage equal to the revenue received by the Company from the terminating customer(s) in the 180 days immediately preceding such termination divided by the revenue received by the Company from all material customers identified in the Agreement in the 180 days immediately preceding such termination. As of June 30, 2017, the Company has a liability pursuant to the Agreement of $1,300,373 and is payable as follows: $800,000 60 days following the closing date and $500,373 nine months following the Closing.

In order to consummate the Agreement, the Company entered into a Series B Preferred Stock Purchase Agreement. On May 17, 2017, the Company sold to accredited investors an aggregate of 5,781,426 Series B Preferred Shares for gross proceeds of $1,875,000 and converted a $500,000 Unsecured Convertible Promissory Note into 1,536,658 Series B Preferred Shares. The Series B Preferred Shares are convertible into 7,318,084 shares of common stock based on the current conversion price, at a purchase price of $0.325 per share. Net proceeds were approximately $1,517,500 after legal, placement agent fees and cost of issuance of Series B preferred shares of $102,500 and the satisfaction of promissory notes in the amount of $255,000.

On May 17, 2017, pursuant to the Series B Preferred Stock Purchase Agreement, Note Four was converted into 1,536,658 Series B Preferred Shares in which the conversion feature into common stock was altered from $0.43 per share of common stock to $0.3245385 per share of the Series B Preferred Stock. In accordance with ASC 470, the Company recorded a loss on induced conversion associated with the conversion of Note Four of $1,503,876 and the prior balance on Note Four of $500,000 was written down to $0 in conjunction with the conversion.

Based on the guidance in ASC 470-20-20, the Company determined that a beneficial conversion feature exists, as the effective conversion price for the Series B preferred shares at issuance was less than the fair value of the common stock into which the preferred shares are convertible. A beneficial conversion feature based on the intrinsic value at the date of issuance for the Series B was approximately $25,247,098. The beneficial conversion amount of $3,155,887 was then accreted back to the preferred stock as a deemed dividend and charged to additional paid in capital in the absence of earning as the beneficial conversion feature is amortized over time through the earliest conversion date May 12, 2018.

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

2. Basis of Presentation

The historical financial information has been adjusted to give pro forma effect to events that are (i) directly attributable to the transaction, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined balance sheets and unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results.

3. Consideration Transferred

In consideration of the interests, the Company purchased all issued and outstanding Units of Security Grade Protective Services, Ltd. (“Security Grade”), which comprised of 800,000 Class A Units and 200,000 Class B Units. At closing, the Company delivered $800,000 in cash and 207,427 non-qualified stock options (the “Initial Stock Options”). Furthermore, provided that, within the first 60 days following the closing, no material customer identified in the Agreement terminates its contractual relationship with the Company and that all contracts with such material customers are in full force and effect without default or cancellation as of the 60th day following the closing, on the 61st day following the closing, the Company shall issue 207,427 additional stock options (the “Additional Stock Options”). In the event of termination, cancellation or default of any contract with one or more material customer identified in the Agreement within the first 60 days following the closing, the stock options received by the acquiree shall be reduced and/or forfeited to the extent necessary (pro rata based upon their ownership interest in the Company immediately preceding the closing) by a percentage equal to the revenue received by the Company from the terminating customer(s) in the 180 days immediately preceding such termination divided by the revenue received by the Company from all material customers identified in the Agreement in the 180 days immediately preceding such termination. As of June 30, 2017, the Company has a liability pursuant to the Agreement of $1,300,373 and is payable as follows: $800,000 60 days following the closing date and $500,373 nine months following the Closing.

The purchase price is calculated as follows:

Base Price - Cash	$2,100,373
Base Price - Stock Options	916,643
Contingent consideration	916,643
Total consideration	$3,933,659

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

4. Preliminary Purchase Price Allocation

A summary of the preliminary purchase price allocation is as follows:

Description	Fair Value	Weighted Average Useful Life (in years)

Assets acquired:
Cash	$14,137
Accounts receivable	53,792
Costs & earnings in excess of billings	96,898
Property, plant and equipment, net	27,775
Trademarks	25,000	10
Customer lists	3,154,578	5
Web address	5,000	5
Goodwill	664,329
Other assets	3,880
Total assets acquired	$4,045,389
Liabilities assumed:
Billings in excess of costs	$23,967
Loans payable	18,414
Credit card payable and other liabilities	69,349
Total liabilities assumed	111,730
Estimated fair value of net assets acquired	$3,933,659

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

 5. Security Grade Acquisition – Pro Forma Adjustments

(a)	Reflects the net proceeds of $1,517,500 received from the Series B Preferred Stock Purchase Agreement as an interim step to complete the Agreement. Also reflects the $800,000 paid at closing of the Agreement, as discussed in Note 1.
(b)	Adjustments represent the preliminary fair market value related to the identifiable intangible assets acquired in the Security Grade acquisition less amortization expense of $634,416 for the year ended December 31, 2016 and $158,604 for the three months ended March 31, 2017, for a total amortization expense of $793,020.
(c)	Adjustment reflects the preliminary estimated adjustment to goodwill as a result of the Security Grade acquisition. Goodwill represents the excess of the consideration transferred over the preliminary fair value of the assets acquired and liabilities assumed. The goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment exists. In the event management determines that the value of goodwill has been impaired, the Company will incur an accounting charge for the amount of the impairment during the period in which the determination is made. The goodwill is attributable primarily to strategic and synergistic opportunities.
(d)	Reflects the loss on induced conversion associated with the conversion of Note Four of $1,503,876 and $500,000 write down of Note Four in conjunction with the conversion, as discussed in Note 1.
(e)	Represents the satisfaction of promissory notes in the amount of $255,000 in exchange for Series B Preferred Stock, as discussed in Note 1.
(f)	Adjustment represents the liability pursuant to the Agreement in the amount of $1,300,373, as discussed in Note 1.
(g)	Reflects the par value of Series B Preferred Stock sold in connection with the Series B Preferred Stock Purchase Agreement ($5,777). Also reflects an increase in the par value of Series B Preferred Stock relating to the loss on induced conversion associated with the conversion of Note Four into Series B Preferred Stock ($1,541).
(h)	Adjustment to common shares and Additional paid-in capital (“APIC”) reflects the estimated fair value of the common stock issued and invested capital to acquire Security Grade. Also reflects the cost of issuance of Series B Preferred Shares, sale of Series B Preferred Shares and associated BCF, conversion of Note Four, stock options issued as acquisition consideration, Beneficial conversion feature of Series B convertible preferred stock and Deemed dividend on conversion of Series B convertible preferred stock to common stock. See table below for details on the adjustments to common stock and APIC.

Details	Common Stock	APIC
Adjustment reflects the estimated fair value of the common stock issued to acquire Security Grade	$415	$-
Adjustment reflects the estimated fair value of invested capital to acquire Security Grade	-	3,837,254
Adjustment reflects the estimated fair value of invested capital to acquire Security Grade	-	(3,017,016)
Adjustment reflects the cost of issuance of Series B Preferred Shares	-	(102,500)
Adjustment reflects sale of Series B Preferred Shares and associated BCF	-	1,869,223
Adjustment reflects the conversion of Note Four	-	2,002,335
Adjustment reflects stock options issued as acquisition consideration	-	916,643
Adjustment reflects Beneficial conversion feature of Series B convertible preferred stock	-	3,155,887
Adjustment reflects Deemed dividend on conversion of Series B convertible preferred stock to common stock	-	(3,155,887)
Total	$415	$5,505,939

(i)	Adjustment reflects a decrease to remove Security Grade retained earnings, partially offset by an increase of $17,569 based on the estimated transaction costs to be incurred by the Company subsequent to March 31, 2017 related to the Security Grade acquisition and a decrease of $793,020 relating to the amortization expenses of $634,416 for the year ended December 31, 2016 and $158,604 for the three months ended March 31, 2017. In addition, the adjustment reflects the $1,503,876 loss on induced conversion associated with Note Four, as discussed in Note 1.
(j)	Adjustment reflects an increase to remove the Security Grade historical Shareholder Draws balance.
(k)	Reflects the preliminary adjustment for the amortization expense associated with the fair value of the identifiable intangible assets acquired in the Security Grade acquisition, over their estimated useful lives.
(l)	Reflects the beneficial conversion amount of $3,155,887 accreted back to the preferred stock as a deemed dividend, as discussed in Note 1.

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